SUBSCRIPTION AGREEMENT

Ethema Health Corporation (the “Corporation”)

The undersigned Subscriber hereby subscribes for a Series N Convertible Note of the Corporation (the “Note”) in the principal amount indicated below next to the Subscriber’s signature (the “Subscription Price”) together with Warrants to purchase common stock of the Corporation equal to the principal amount of the Note at a purchase price per share of USD$0.12 (the “Warrants”). Each Subscriber may elect to convert the principal amount of the Note prior to maturity date into shares of common stock of the Corporation at USD$0.08 per share. The Warrants may be exercised prior to March ___, 2022 to purchase one share of common stock of the Corporation at USD$0.12 per share for each Warrant exercised. Each Subscriber should carefully read and will be required to sign and return the Note and Warrant Agreement, each attached hereto. The undersigned Subscriber agrees that this subscription shall be further subject to the “Terms and Conditions of Subscription” attached to and forming part of this subscription agreement (the “Agreement”). The Note and Warrants are sometimes referred to herein as the “Securities”.

Subscriber:

___________________________
(Name of Subscriber – please print)

By: _________________________
(Authorized Signature)

___________________________
(Official Capacity or Title – please print)

_______________________________
(Subscriber's Address including Postal Code)
__________________________________

_______________________________
(Telephone Number)

Principal Amount of Notes: $____________

Aggregate Subscription Price (USD $):___________

ACCEPTANCE: The Corporation hereby accepts the above subscription on the terms and conditions contained in this Agreement and the Note Agreement and Warrant Agreement control.

DATED AS OF:__________________	ETHEMA HEALTH CORPORATION

By:______________________
	Name:	Shawn Leon
	Its:	President

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SECURITIES

OF ETHEMA HEALTH CORPORATION

1.	Terms of the Offering

The Subscriber hereby irrevocably subscribes for and agrees to accept from the Corporation, subject to the terms and conditions set forth herein, the principal amount of the Note as set forth on the face page hereof and the Warrants for the Subscription Price. The Corporation agrees to accept such subscription for the Note and Warrants in accordance with the terms hereof.

2.	Closing

The closing (“Closing”) is to be completed effective October ___, 2018 (the “Closing Date”).

3.	Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents, warrants and covenants to and with the Corporation as follows (which representations, warranties and covenants shall be true and correct on the date hereof and at the Closing Date, with the same force and effect as if they had been made as of the Closing Date, and which shall survive Closing in accordance with section 6 hereof) and acknowledges that the Corporation and its counsel are relying thereon:

(a)	if the Subscriber is other than a natural person, the Subscriber has been duly formed and organized and is validly subsisting under the laws of the jurisdiction of its incorporation/formation, and is duly qualified to carry on business in such jurisdiction;
(b)	if the Subscriber is other than a natural person, the Subscriber has the full right, power, and authority to execute this Agreement and all other agreements, documents and certificates necessary or desirable in connection herewith and to perform all of its obligations pursuant thereto;
(c)	the person executing this Agreement and such other agreements, documents and certificates delivered to the Corporation in connection herewith on behalf of the Subscriber has the necessary power and authority to do so and the investment contemplated hereby has been duly authorized by all necessary action of the Subscriber;
(d)	this Agreement and all other agreements, documents and certificates delivered to the Corporation in connection herewith have been duly and validly authorized, executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, the Subscriber in accordance with their respective terms, subject to the fact that enforceability may be affected by bankruptcy, insolvency, arrangement, liquidation, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, including, without limitation, the fact that equitable remedies (such as specific performance and injunctive relief) may only be awarded in the discretion of a court;
(e)	it has been independently advised as to restrictions with respect to trading in the Securities imposed by applicable securities legislation in the United States of America and Canada and in the jurisdiction in which it resides; it confirms that no representation has been made to it by or on behalf of the Corporation with respect thereto; and it acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except pursuant to exemptions under applicable securities legislation and regulatory policies, that the Securities may bear a legend to this effect and it is the responsibility of the Subscriber to find out what these restrictions are and to comply with them before selling the Securities. It will not resell the Securities, except in accordance with the provisions of applicable securities legislation;
(f)	it is purchasing the Securities as principal and is an Accredited Investor, as contemplated in the Certificates of Accredited Investor attached hereto as Schedules “A” and “B”, will execute and deliver to the Corporation such Certificates, and, if required by applicable securities legislation, policies or orders or securities commission or other regulatory authority, will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issue of the Securities, the expense of preparing, filing and delivering of which will be borne by the Corporation;
(g)	it is acquiring the Securities for its own account for investment with no intention of distributing or selling any portion thereof within the meaning of the Securities Act, and will not transfer them in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Note or Warrants. Subscriber understands and acknowledges that the Corporation will have no obligation to recognize the ownership, beneficial or otherwise, of such Note by anyone other than Subscriber;
(h)	its financial condition is such that it is able to bear the risk of holding the Note for an indefinite period of time and the risk of loss of its entire investment in the Corporation;
(i)	it has received and/or has had access to all material information regarding the Corporation. The Corporation has made available all additional information which the Subscriber has requested in connection with this subscription and has been afforded an opportunity (i) to ask questions of and receive answers from the management of the Corporation concerning an investment in the Corporation, and (ii) to obtain any additional information necessary to verify the accuracy of information otherwise furnished by the Corporation;
(j)	it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquisition of the Note and of making an informed investment decision with respect thereto;
(k)	it is aware that its rights to transfer the Note are subject to substantial restrictions under the Securities Act and applicable state securities laws, and the absence of a market for the Note, and it will not offer for sale, sell, or otherwise transfer the Notes without complying with the provisions of applicable law;
(l)	the address set forth below is the Subscriber’s true and correct principal business office;
(m)	it is aware that no prospectus has been filed with any Canadian securities commission in connection with the sale of the Securities and that it is purchasing the Securities pursuant to an exemption from the prospectus requirements under applicable Canadian securities laws and, as a consequence, certain protections, rights and remedies provided by securities legislation will not be available to the Subscriber;
(n)	it understands that the Note has not been registered pursuant to the Securities Act or any state securities laws in reliance on exemptions for private offerings, and it acknowledges that it is purchasing the Note without being furnished any offering literature or prospectus. It is aware that no securities commission or similar regulatory authority has reviewed or passed on the fairness or merits of the Securities and there is no government or other insurance covering the Securities;

(o)	it represents and warrants that (i) except as disclosed to the Corporation in the Certificates of Accredited Investor which Subscriber has completed and returned herewith, no part of the funds used by it to acquire the Note constitutes assets of any “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other “benefit plan investor” (as defined in U.S. Department of Labor Reg. §2510.3-101 et seq, as amended) or assets allocated to any insurance company separate account or general account in which any such employee benefit plan or benefit plan investor (or related trust) has any interest (any such purchaser using such assets, whether or not disclosed in the Questionnaire, being referred to herein as a “Benefit Plan Partner”), (ii) if Subscriber is a Benefit Plan Partner, the Corporation did not act as a “fiduciary” within the meaning of Section 3(21) of ERISA with respect to the purchase of the Note by Subscriber and (iii) if Subscriber is a Benefit Plan Partner, the purchase of such Note has been duly authorized in accordance with the governing documents of such Benefit Plan Partner.
(p)	it understands that the Corporation is not providing any tax or legal advice to Subscriber and agrees that, to the extent it desires tax or legal advice in connection with this investment, it will retain its own independent tax advisors and/or counsel with respect thereto and will pay all related fees and expenses.
(q)	its representations and warranties set forth herein and in the Certificates of Accredited Investor are true and accurate in all material respects as of the date of Closing and shall survive such date. If in any material respect such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation, specifying which representations and warranties are not true and accurate and the reasons therefor;
(r)	it acknowledges that it has received information from the Corporation to allow it to analyze this investment and the Corporation’s business, and agrees that it and its representatives shall, except as required by law and except to the extent that such information includes information that is in the public domain or has been independently acquired by the Subscriber through non-confidential sources, keep all such information confidential and shall use it only for the purpose of analyzing this investment and the Corporation’s business.
4.	Representations, Warranties and Covenants of the Corporation

The Corporation hereby represents, warrants and covenants to and with the Subscriber as follows (which representations, warranties and covenants shall be true and correct on the date hereof and as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and which shall survive Closing in accordance with section 9 hereof) and acknowledges that the Subscriber and its counsel are relying thereon:

(a)	the Corporation has been duly formed and organized and is validly subsisting under the laws of the jurisdiction of its incorporation/formation, and is duly qualified to carry on business in all jurisdictions where the Corporation is currently conducting its business;
(b)	the Corporation has the full corporate right, power and authority to execute this Agreement and all other agreements, documents and certificates necessary or desirable in connection herewith and to perform all of its obligations pursuant thereto;
(c)	the person executing this Agreement and such other agreements, documents and certificates delivered to the Subscriber in connection herewith on behalf of the Corporation has the necessary corporate power and authority to do so and the issuance of the Securities contemplated hereby has been duly authorized by all necessary corporate action of the Corporation; and
(d)	this Agreement and all other agreements, documents and certificates delivered to the Subscriber in connection herewith have been duly and validly authorized, executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, the Corporation in accordance with their respective terms, subject to the fact that enforceability may be affected by bankruptcy, insolvency, arrangement, liquidation, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, including, without limitation, the fact that equitable remedies (such as specific performance and injunctive relief) may only be awarded in the discretion of a court.
5.	Governing Law

This Agreement is governed by the laws of the State of Colorado and the federal laws of the United States of America applicable therein.

6.	Survival

The representations and warranties contained in this Agreement or contained in any document or certificate given in order to carry out the transactions contemplated hereby will survive the Closing.

7.	Assignment

This Agreement is not transferable or assignable by either party without the prior written consent of the other party.

8.	Execution

This Agreement may be executed in any number of counterparts and each such counterpart shall, for all purposes, be deemed an original and all such counterparts shall together constitute but one and the same Agreement. Either party shall be entitled to rely on delivery by facsimile or electronic transmission of an executed copy of this Agreement and acceptance by such party of such copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

9.	Severability

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

10.	Entire Agreement

This Agreement, together with the agreements and other documents to be delivered pursuant hereto, contain the entire agreement between the parties with respect to the subject matters thereof and there are no other terms, conditions, representations or warranties, whether expressed or implied, oral or written, by statute or by common law or by the Corporation, the Subscriber or any third party.

[Schedules follow]

SCHEDULE “A”

CERTIFICATE OF ACCREDITED INVESTOR (CANADIAN)

TO: Ethema Health Corporation (the “Issuer”)

Re: Purchase of Notes and Warrants of the Issuer (the “Securities”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby certifies, covenants and agrees that:

1.	the Subscriber is purchasing the Securities pursuant to an exemption from prospectus requirements available to it under National Instrument 45-106 – Prospectus and Registration Exemptions (“NI 45-106”). In particular, the Subscriber acknowledges that it is purchasing the Securities pursuant to the Private Issuer exemption under NI 45-106;

2.	the Subscriber understands and agrees that the Securities are subject to resale restrictions and are not freely tradable and that the Securities may only be sold in compliance with applicable securities laws;

3.	the Subscriber is purchasing the Securities as principal; and

4.	the Subscriber is an accredited investor, as defined in NI 45-106, by virtue of being:

[please check one or more that apply]

(a)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,
(b)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,
(c)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
(d)	a person, other than an individual or investment fund, that has net assets[4] of at least
$5,000,000 as shown on its most recently prepared financial statements and was not created and is not used solely to purchase or hold securities as an accredited investor,
(e)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,
(f)	a Canadian financial institution, or a Schedule III bank under the Bank Act (Canada),
(g)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
(h)	____ a subsidiary of any person referred to in paragraphs (f) or (g), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
(i)	a person registered under the securities legislation of a jurisdiction of Canada as an “adviser” or “dealer”, other than a person registered solely as a “limited market dealer” under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),
(j)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i),
(k)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
(l)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
(m)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
(n)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,
(o)	an investment fund[5] that distributes or has distributed its securities only to
(i)	a person that is or was an accredited investor at the time of the distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,
(p)	an investment fund[5] that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,
(q)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,
(r)	a person acting on behalf of a fully managed account managed by that person, if that person
(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund[5];

(s)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
(t)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (f) to (i) or paragraph (n) in form and function,
(u)	an investment fund[5] that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

SUBSCRIBER:

______________________

(Print Name)

By: ____________________

Date_____________________

SCHEDULE “B”

CERTIFICATE OF ACCREDITED INVESTOR (US)

Accredited Investor Status. Subscriber understands that, in order to invest in the Corporation, the Subscriber must be an "Accredited Investor" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended ("Regulation D"). Subscriber hereby represents and warrants to the Corporation that the Subscriber is an Accredited Investor because he, she or it meets one or more of the requirements set forth below. (Please mark all items which are applicable.)

Individual Subscribers

___ The Subscriber is a director or executive officer of the issuer of the securities being offered or sold.

___ The Subscriber has an individual net worth, or joint net worth with his or her spouse, of more than $1,000,000, excluding the value of the primary residence of such natural person. (In calculating a natural person’s net worth, the value of such natural person’s primary residence, and any indebtedness secured by the primary residence (i.e., a mortgage) up to the fair market value of the primary residence, should be excluded. To the extent that the indebtedness secured by such natural person’s primary residence exceeds the fair market value of the primary residence, such excess is considered a liability and should be deducted for purposes of calculating such natural person’s net worth.)

___ The Subscriber had individual income (not including his or her spouse's income) in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

Other Subscribers

___ The Subscriber is a revocable grantor trust, and the grantor is an Accredited Investor (i.e., meets one or more of the requirements set forth above--Indicate which requirements).

___ The Subscriber is a trust whose sole trustee is a bank or savings and loan association as described in Regulation D.

___ The Subscriber is a corporation, a limited liability company, a company or other entity not formed for the specific purpose of acquiring the Notes in the Corporation, with total assets in excess of $5,000,000.

___ The Subscriber is a trust not formed for the specific purpose of acquiring the Notes in the Corporation, with total assets in excess of $5,000,000, and the person making the investment decision has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Corporation.

___ The Subscriber is a bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

___ The Subscriber is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act.

___ The Subscriber is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

___ The Subscriber is an insurance company as defined in Section 2(13) of the Securities Act.

___ The Subscriber is an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Securities Act.

___ The Subscriber is an entity but does not meet either of the qualifications set forth above; however, each owner of equity interests in Subscriber qualifies as an Accredited Investor. Please attach a list of all owners and indicate how each equity owner qualifies as an Accredited Investor.

IN WITNESS WHEREOF, the undersigned executes this Accredited Investor Questionnaire as of the date noted below.

SUBSCRIBER:

_______________________

(Print Name)

By: ___________________

(Signature)

Date: _________________